EXHIBIT 99.1
CONSENT AND SUPPORT AGREEMENT
          CONSENT AND SUPPORT AGREEMENT, dated as of January 27, 2006 (this “Agreement”), by and among United Surgical Partners International, Inc., a Delaware corporation (“Parent”), New Mountain Partners, L.P., a Delaware limited partnership (“New Mountain Partners”), and New Mountain Affiliated Investors, L.P., a Delaware limited partnership (together with New Mountain Partners, each a “Stockholder” and collectively, the “Stockholders”). Defined terms used in this Agreement that are not defined herein shall have the meanings provided for such terms in the Merger Agreement referred to below.
          A. Concurrently with the execution and delivery of this Agreement, Parent, Peak ASC Acquisition Corp., a Delaware corporation and wholly-owned indirect subsidiary of Parent (“Merger Sub”), and Surgis, Inc., a Delaware corporation (“Company”), are entering into an Agreement and Plan of Merger (as the same may be amended, modified, supplemented or restated from time to time, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Company with Company continuing as the surviving corporation (the “Merger”).
          B. As of the date hereof, each Stockholder is the record and beneficial owner (as defined below) of the number of shares of Company Common Stock and the number of Company Warrants set forth opposite such Stockholder’s name on Schedule I hereto (such shares of Company Common Stock and such Company Warrants, together with all shares of Company Common Stock issued or issuable pursuant to the Company Warrants and all other shares of capital stock of Company and all other securities convertible into or directly or indirectly exercisable or exchangeable for capital stock of Company, the record or beneficial ownership of which is acquired by such Stockholder during the period from and including the date hereof through and including the Effective Time, or if this Agreement is terminated prior to the Effective Time, the date on which this Agreement is terminated in accordance with its terms, collectively, the “Subject Securities”). As used herein the terms “beneficial owner” and “beneficially own” and all other correlative terms shall have the meaning provided in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          C. Company, the Stockholders and certain of the other Company Equityholders are parties to a Stockholders Agreement, a true, correct and complete copy of which has been made available to Parent (the “Company Stockholders Agreement”).
          D. As a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub require that the Stockholders enter into this Agreement and contemporaneously deliver an irrevocable consent in the form attached hereto as Exhibit 1.

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound, the parties agree as follows:
ARTICLE I
CONSENT AND VOTING MATTERS
     Section 1.1 Consent and Agreement to Vote.
          (a) Each Stockholder hereby agrees that, from and after the date hereof until the Effective Time, or if this Agreement is terminated prior to the Effective Time, the date on which this Agreement is terminated in accordance with its terms, at any meeting of the stockholders of Company and at any postponement or adjournment thereof, and in any action by written consent of the stockholders of Company, such Stockholder shall vote or consent (or cause to be voted or consented), in person or by proxy, all Subject Securities that are voting securities:
   (i) in favor of any actions necessary to consummate the Merger and the other transactions contemplated by the Merger Agreement and the Ancillary Agreements;
     (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or any other Ancillary Agreement or of any Stockholder under this Agreement or any other Ancillary Agreement; and
     (iii) against any Acquisition Proposal or Acquisition Transaction (other than the Merger).
          (b) Each Stockholder hereby agrees that upon execution and delivery of the Merger Agreement, it shall execute and deliver to Parent and Company an irrevocable consent, in the form attached hereto as Exhibit 1 (the “Stockholder Consent”), approving and adopting the Merger Agreement and approving the Merger and each of the other transactions contemplated by the Merger Agreement. Each such consent shall remain in full force and effect until the termination of this Agreement.
     Section 1.2 Proxies. Each Stockholder hereby constitutes and appoints Mark A. Kopser and Jason B. Cagle (each a “Proxy Appointee”), acting jointly or individually (with full power of substitution being vested in Parent) as the proxy and attorney of such Stockholder, and hereby authorizes and empowers each Proxy Appointee, acting individually or jointly, to represent, vote and otherwise act (by voting at any meeting of the stockholders of Company and at any postponement or adjournment thereof, and in any action by written consent of the stockholders of Company) with respect to the Subject Securities regarding the matters referred to in Section 1.1 to the same extent and with the same effect as such Stockholder could vote or consent under applicable law. The proxy granted pursuant to the immediately preceding sentence is coupled with any interest and, subject to Section 4.1, shall be irrevocable. Each Stockholder hereby revokes any and all previous proxies granted that may conflict or be inconsistent with the matters set forth in Agreement and each Stockholder agrees not to, directly or indirectly, grant any proxy or power of attorney with respect to the matters set forth in this Agreement.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
     The Stockholders jointly and severally represent and warrant to Parent as follows:
     Section 2.1 Existence; Authorization. Each of the Stockholders is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Stockholders has all requisite limited partnership power and authority to execute and deliver this Agreement and the Stockholder Consent, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated by hereby and thereby. This Agreement has been, and the Stockholder Consent will be upon execution, duly and validly executed and delivered by each Stockholder and this Agreement constitutes a legal, valid and binding obligation of each Stockholder enforceable against each Stockholder in accordance with its terms. Upon execution by each Stockholder, the Stockholder Consent will constitute a valid consent to the approval and adoption of the Merger Agreement.
     Section 2.2 No Conflict; Required Filings and Consents.
          (a) The execution and delivery of this Agreement by the Stockholders does not, and the execution and delivery of the Stockholder Consent by the Stockholders will not, and the performance of this Agreement and the Stockholder Consent by the Stockholders will not, (i) conflict with or violate the agreement of limited partnership of either Stockholder, (ii) conflict with or violate any applicable law by which either Stockholder or any property or asset of either Stockholder is bound or affected or (iii) result in any breach of, or constitute a default (or event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any Subject Securities (other than pursuant to this Agreement) pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation of either Stockholder (including any trust agreement, voting agreement, stockholders agreement or voting trust).
          (b) The execution and delivery of this Agreement by the Stockholders does not, and the execution and delivery of the Stockholder Consent by the Stockholders will not, and the performance of this Agreement and the Stockholder Consent by the Stockholders shall not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity or third party.

     Section 2.3 Ownership of Subject Securities. Each Stockholder is the record and beneficial owner of, and has good and valid title to, the Subject Securities set forth opposite its name on Schedule I. Such Stockholder has sole voting power, and sole power of disposition, with respect to all of its Subject Securities. The Subject Securities owned by the Stockholders are all of the shares of Company Common Stock, Company Warrants and Company Options owned, either of record or beneficially, by the Stockholders and their affiliates as of the date hereof. The Subject Securities owned by the Stockholders are free and clear of all Liens, other than any Liens created by this Agreement and the Stockholder Consent or the Company Stockholders Agreement. Neither of the Stockholders has appointed or granted any proxy inconsistent with this Agreement or the Stockholder Consent with respect to its Subject Securities.
     Section 2.4 Litigation. There are no Actions pending or, to the knowledge, threatened, against either Stockholder that questions the validity of this Agreement, the Stockholder Consent or any action to be taken by a Stockholder hereunder or thereunder.
     Section 2.5 Reliance. Each Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholders’ execution and delivery of this Agreement.
ARTICLE III
COVENANTS OF THE STOCKHOLDERS
Each Stockholder hereby covenants and agrees with Parent as follows:
     Section 3.1 Restriction on Transfer of Subject Securities. Each Stockholder shall not, and shall use all commercially reasonable efforts to cause the other Company Equityholders not to (including by exercising the rights of the Stockholders under Section 2 of the Company Stockholders Agreement), directly or indirectly: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign, grant a proxy with respect to, deposit into a voting trust or otherwise dispose of (including by gift) or enter into any option, voting agreement or other similar arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of (any of the foregoing, a “Transfer”), any or all of the Subject Securities (in the case of the Stockholders) or any shares of capital stock of Company or securities convertible into or exercisable or exchangeable for capital stock of Company (in the case of the other Company Equityholders), or any interest therein or (ii) commit, agree to take or consent to any of the foregoing actions. For the avoidance of doubt, noting in this Section 3.1 shall be construed to require the Stockholder to commence any proceeding of any kind against any other stockholder of the Company.
     Section 3.2 No Solicitation. Each Stockholder agrees that, from the date of this Agreement until the Effective Time or the termination of this Agreement pursuant to Section 4.1, such Stockholder shall not, and shall cause Company and its and Company’s Representatives not to, and shall use its reasonable efforts to cause the other Company

Equityholders and their Representatives not to, take any action that Company or its Representatives are prohibited from taking pursuant to Section 5.2 of the Merger Agreement.
     Section 3.3 Inconsistent Agreements. Each Stockholder agrees that it shall not enter into any agreement or understanding or make any commitment with any person that would violate any provision or agreement contained in this Agreement.
     Section 3.4 Further Assurances. Each Stockholder hereby agrees to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Company, Parent and Merger Sub in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner possible, the Merger and the other transactions contemplated by the Merger Agreement and the Ancillary Agreements, and to carry out the intents and purposes of this Agreement.
     Section 3.5 Actions relating to Other Company Stockholders.
     (a) Each Stockholder shall use commercially reasonable efforts to cause the other Company Equityholders, including, without limitation, by exercising in the rights of such Stockholder under Section 5 of the Company Stockholders Agreement, to vote or consent (or cause to be voted or consented), in person or by proxy, all other voting securities and that are beneficially owned by such other Company Equityholders.
     (b) Each Stockholder hereby agrees that as soon as practicable following the execution and delivery of the Merger Agreement, it shall use commercially reasonable efforts to cause each other stockholder of Company to execute and deliver to Parent and Company a consent substantially in the form attached hereto as Exhibit 1.
     (c) For the avoidance of doubt, noting in this Section 3.5 shall be construed to require the Stockholder to commence any proceeding of any kind against any other stockholder of the Company.
ARTICLE IV
MISCELLANEOUS
     Section 4.1 Termination. This Agreement shall automatically terminate, and Parent and the Stockholders shall have no further rights or obligations hereunder, upon the termination of the Merger Agreement in accordance with Section 8.1 thereof. In the event of the termination of this Agreement pursuant to this Section 4.1, this Agreement will then be null and void and have no further force and effect and all other rights and liabilities of the parties hereunder will terminate without any liability of any party to any other party, except for liabilities arising in respect of breaches under this Agreement by any party prior to such termination.
     Section 4.2 Survival. The representations and warranties in this Agreement shall survive the Effective Time. The covenants and agreements set forth herein shall survive in accordance with their terms.

     Section 4.3 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on receipt if transmitted by national overnight courier, in each case as follows:
If to Parent, addressed to it at:
United Surgical Partners International, Inc.
15305 Dallas Parkway, Suite 1600
Addison, Texas 75001
Telephone: 972-713-3568
Facsimile: 972-767-0604
Attention: General Counsel
and a copy to:
Ropes & Gray LLP
45 Rockefeller Plaza
New York, NY 10111
Telephone: 212-841-5700
Facsimile: 212-841-5725
Attention: Othon A. Prounis, Esq.
If to either Stockholder, addressed to it at:
New Mountain Capital LLC
787 Seventh Avenue
49th Floor
New York, NY 10019
Telephone: 212-720-0300
Facsimile: 212-582-2277
Attention: Steven B. Klinsky
and a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Telephone: 212-735-3000
Facsimile: 212-735-2000
Attention: Sean C. Doyle, Esq.
     Section 4.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 4.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
     Section 4.6 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
     Section 4.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void.
     Section 4.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Securities and shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Securities shall pass, whether by operation of law or otherwise, including the Stockholder’s administrators, successors or receivers.
     Section 4.9 Mutual Drafting. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing this Agreement to be drafted.
     Section 4.10 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.
          (a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within the State.
          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.3. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT MAY INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (II) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (III) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10(c).
     Section 4.11 Amendment: Waiver. No provision of this Agreement may be waived unless in writing signed by all of the parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended, supplemented or otherwise modified only by a written agreement executed by all of the parties to this Agreement.
     Section 4.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedies at law or in equity.
     Section 4.13 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[Signature page follows.]

     IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement as of the date first above written.

UNITED SURGICAL PARTNERS
INTERNATIONAL, INC.

By:	/s/ William H. Wilcox

Name: William H. Wilcox
Title: President and CEO

NEW MOUNTAIN PARTNERS, L.P.

By:	New Mountain Investments, L.P., its general partner

By:	New Mountain GP, LLC, its general partner

By:	/s/ Steven B. Klinsky

Name: Steven B. Klinsky
Title: Member

NEW MOUNTAIN AFFILIATED
INVESTORS, L.P.

By:	New Mountain GP, LLC, its general partner

By:	/s/ Steven B. Klinsky

Name: Steven B. Klinsky
Title: Member

Schedule I
STOCKHOLDERS / SUBJECT SECURITIES

	Shares of Company
Name of Stockholder	Common Stock	Company Warrants
New Mountain Partners, L.P.	683,840	346,805
New Mountain Affiliated Investors, L.P.	16,160	8,195

Exhibit 1
CONSENT
January 27, 2006
     Reference is made to that certain Consent and Support Agreement, dated as of the date hereof (the “Agreement”), by and among United Surgical Partners International, Inc. (the “Company”) and the undersigned stockholders of Company named therein (the “Stockholders”). Terms used but not defined herein shall have the meanings set forth in the Agreement.
     Each Stockholder hereby irrevocably consents to and approves and adopts the Merger Agreement and approves the Merger and each of the other transactions contemplated by the Merger Agreement. Any vote, consent or other action by such Stockholder that is not in accordance with this Consent shall be considered null and void. Such Stockholder shall not enter into any agreement or understanding with any person prior to the termination of the Agreement to consent, vote, give instructions or take any other action in a manner inconsistent with the Agreement or this Consent.
     This Consent shall be irrevocable; provided that this Consent shall automatically terminate and be of no further force and effect at such time as the Agreement shall terminate in accordance with the terms thereof.
[Signature page follows.]

     IN WITNESS WHEREOF, each of the Stockholders has executed this Consent as of the date first above written.

NEW MOUNTAIN PARTNERS, L.P.

By: By:	New Mountain Investments, L.P., its general partner New Mountain GP, LLC, its general partner

By:	/s/ Steven B. Klinsky

Name: Steven B. Klinsky Title: Member

NEW MOUNTAIN AFFILIATED
INVESTORS, L.P.

By:	New Mountain GP, LLC, its general partner

By:	/s/ Steven B. Klinsky

Name: Steven B. Klinsky Title: Member